EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Immtech Pharmaceuticals, Inc. (the "Registrant"), pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the annual period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary C. Parks, Treasurer and Chief Financial Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant and its subsidiaries.



                                  /s/ Gary C. Parks
                                  --------------------------------------------
                                  Gary C. Parks
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


June 13, 2007




                                 Exhibit 32.2-ii